UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2024
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On May 7, 2024, Ameresco, Inc. (“we” or the “Company”) announced its financial results for the quarter ended March 31, 2024. The Company also posted supplemental information with respect to its quarter ended March 31, 2024 results on the Investor Relations section of its website at www.ameresco.com. The press release and the supplemental information issued in connection with the announcement are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Index
Exhibit No.	Description
99.1	Press Release issued by Ameresco on May 7, 2024
99.2	Supplemental Information dated as of May 7, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)
#	Certain portions of this exhibit are considered confidential and have been omitted as permitted under SEC rules and regulations. Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
May 7, 2024	By:	/s/ Spencer Doran Hole
Spencer Doran Hole
Executive Vice President and Chief Financial Officer (duly authorized and principal financial officer)